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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 24, 2007
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                             Salon Media Group, Inc.
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             (Exact name of registrant as specified in its charter)

           Delaware                     0-26395                94-3228750
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 (State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)

        101 Spear Street, Suite 203, San Francisco, CA       94105
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           (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (415) 645-9200
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry Into a Material Definitive Agreement

On May 24, 2007, Salon Media Group, Inc. ("Salon" or "the Company") entered into an agreement with Deutsche Bank Securities, Inc. ("DB") that will allow the Company to borrow up to $1,000,000 at a rate of prime less 0.25%. The credit being extended by DB is guaranteed in its entirety by John Warnock, Salon's Chairman. The agreement does not stipulate a termination date, but Salon expects the agreement to terminate within one year. Any cash borrowed by the Company pursuant to the agreement is to be used solely for working capital purposes.

Item 9.01     Financial Statements and Exhibits

Exhibit No.   Description
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10.32         Statement of Purpose for an Extension of Credit by Deutsche Bank
              Securities, Inc. to Salon Media Group, Inc. dated as of May 24,
              2007.


SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SALON MEDIA GROUP, INC.


Dated: May 25, 2007                        /s/ Conrad Lowry
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                                           Conrad Lowry, Chief Financial Officer
                                           and Secretary



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